UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

TYCO INTERNATIONAL LTD.
 (Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
 (Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
 (Address of Principal Executive Offices, including Zip Code)

441-292-8674
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2007, Tyco International Ltd. announced that AIG Global Investment Corp. had voluntarily withdrawn its lawsuit against Tyco International Group S.A. regarding its currently outstanding tender offers and consent solicitations for its notes under the 1998 and 2003 indentures.  A copy of the press release announcing the withdrawal of the lawsuit is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)         Exhibits

Exhibit No.	Description

99.1	Press release issued May 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyco International Ltd.
(Registrant)

By:	/s/ John S. Jenkins, Jr.
	Name:	John S. Jenkins, Jr.
	Title:	Vice President and Secretary

Date: May 16, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release issued May 16, 2007